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SECURITIES EXCHANGE ACT OF 1934

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NetApp, Inc.

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NETAPP, INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

COMPUTERSHARE
C/O NETAPP, INC.
2 LASALLE STREET, 3RD STREET
CHICAGO, IL 60602
Stockholder Meeting to be held on 09/02/08

Proxy Material Available
•	Notice and Proxy Statement

•	Form 10K

•	Annual Report

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To facilitate timely delivery please make the request as instructed below on or before 08/19/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

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HOW TO REQUEST A COPY OF MATERIAL

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	09/02/08
Meeting Time:	3:00 P.M. PDT
For holders as of:	07/09/08

Meeting Location:

NetApp, Inc. Corporate Headquarters 495 East Java Drive Sunnyvale, CA 94089

Meeting Directions:

For Meeting Directions Please Call: 800-952-5005, Press 6

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends that you vote FOR the following proposals:

1.	To elect the following individuals to serve as members of the Board of the Directors for the ensuing year or until their respective successors are duly elected and qualified:

	01) Daniel J. Warmenhoven	07) Edward Kozel
	02) Donald T. Valentine	08) Mark Leslie
	03) Jeffry R. Allen	09) Nicholas G. Moore
	04) Carol A. Bartz	10) George T. Shaheen
	05) Alan L. Earhart	11) Robert T. Wall;
06) Thomas Georgens

2.	To approve an amendment to the 1999 Stock Option Plan to allow the Company to grant equity awards to the Company’s non- employee directors under all equity programs under the 1999 Plan;

3.	To approve an amendment to the 1999 Plan to increase the share reserve by an additional 6,600,000 shares of common stock;

4.	To approve an amendment to the Employee Stock Purchase Plan to increase the share reserve under the Purchase Plan by an additional 2,900,000 shares of common stock;

5.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending April 24, 2009.

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